                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities

                  Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           BAKER, FENTRESS & COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

--------------------------------------------------------------------------------

2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

3)  Filing Party:

--------------------------------------------------------------------------------

4)  Date Filed:

--------------------------------------------------------------------------------

                           Baker, Fentress & Company
                               Established 1891



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on April 18, 2000

To Our Shareholders:

     The annual meeting of shareholders of Baker, Fentress & Company will be held at the Grand Hyatt - New York Hotel, 109 East 42nd Street (Park and Lexington), New York, New York, on Tuesday, April 18, 2000, at 9:00 a.m., local time, for the following purposes:

     1.   To elect five directors;

     2. To amend the Company's Amended and Restated Certificate of Incorporation to change the Company's name from "Baker, Fentress & Company" to "BKF Capital Group, Inc."

     3. To amend and restate the Baker, Fentress & Company 1998 Incentive Compensation Plan;

     3. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the Company; and

     4. To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on February 28, 2000, are entitled to vote at the meeting.



                         By Order of the Board of Directors
                         Norris Nissim
                         Secretary

Chicago, Illinois
March 8, 2000


     Please indicate your voting instructions on the enclosed proxy card, date and sign, and return it in the enclosed envelope. Please mail the proxy card promptly to help save the cost of additional solicitations.

                                PROXY STATEMENT
================================================================================
     The board of directors of the Company is soliciting proxies from shareholders for use at the annual meeting that will be held on April 18, 2000 and at any adjournment or adjournments of that meeting. The Company began mailing these proxy materials to shareholders on or about March 8, 2000.

     The 2000 annual meeting of the Company marks the first time that the Company is asking shareholders to vote on issues since completion of the Plan for Distribution of Assets of Baker Fentress, & Company (the "Plan for Distribution of Assets"). On August 19, 1999, shareholders approved the sale of all the Company's publicly-traded securities and all or most of the Company's private placement securities, as well as the distribution of the proceeds of those sales (less expenses) to the Company's shareholders. Shareholders also approved the distribution of the shares held by the Company of Consolidated-Tomoka Land Co., formerly a majority-owned subsidiary of the Company, to the Company's shareholders. In accordance with the Plan for Distribution of Assets, the Company also took steps to maintain its special tax status as a regulated investment company through December 31, 1999. Beginning January 1, 2000, the Company will be treated for tax purposes as an ordinary corporation. On January 7, 2000, the Company made the final distribution under the Plan for Distribution of Assets to shareholders and simultaneously effected a one-for-six reverse stock split of the Company's shares. After completion of those distributions on January 7, 2000, the Company began its current operations as an operating company, through its wholly owned subsidiary, John A. Levin & Co. Inc., a registered investment adviser, and its related companies. The Company has applied for, but has not yet received, an order of the Securities and Exchange Commission declaring that it has ceased to be an investment company. The Company cannot predict when that order might be entered.

     This proxy statement describes each of the matters on which the board of directors is asking shareholders to vote. The board recommends that you vote in favor of each of these proposals.


                         ITEM 1. ELECTION OF DIRECTORS
================================================================================
     The board of directors is asking you to elect five directors at the meeting. The board has nominated the following persons to serve as directors for terms expiring at the annual meeting of shareholders in 2003: David D. Grumhaus, Jeffrey A. Kigner and James S. Tisch. Mr. Grumhaus and Mr. Kigner currently are directors. Mr. Tisch has not served as a director of the Company.

     The board also has nominated Anson M. Beard and Peter J. Solomon for election to terms expiring at the annual meeting of shareholders in 2001. Mr. Beard was named by the directors to fill a vacancy on the board in February 2000 and has not previously been elected by shareholders. Mr. Solomon has not served as a director of the Company. If any nominee should be unable to serve, the persons named as proxies shall vote for such other person as shall be determined by such persons in accordance with their judgment.

     Shareholders are entitled to one vote per share in the election of directors (called straight voting), with no right of cumulation. A plurality vote of the shares present at the meeting, in person or by proxy, is required to elect directors, assuming a quorum is present. This means that shareholders with a greater ownership percentage are more likely to elect the directors.

     Additional information concerning the nominees and the directors who are continuing in office appears below.

                       Directors Nominated for Election

                                                                    Expiration of    Expiration of
 Name, Age, and Principal Occupation               Director            Current         Term if
     During the Last Five Years                     Since    Class      Term           Elected         Other Business Affiliation(s)
-----------------------------------------------------------  -----      ----           -------         ----------------------------
Anson M. Beard, Jr. --age 63 (2)                    2000      II        2001            2001       Director of Levin Management Co.,
 Retired; former investment banker.                                                                Inc. and John A. Levin & Co.,
                                                                                                   Inc. from July 1997 through
                                                                                                   February 2000.


David D. Grumhaus--age 64 (1)(3)                    1988       I        2000            2003       Director of Niche Software
 President of Casey Travel Corporation (travel                                                     Systems, Inc. (computer software
 agency)                                                                                           company)

Jeffrey A. Kigner--age 39                           1996       I        2000            2003
 Co-Chairman of Levin Management Co., Inc. and
 John A. Levin & Co., Inc. since June 1997 and
 Chief Investment Officer of John A. Levin &
 Co., Inc. since September 1997; prior thereto,
 Executive Vice President of John A. Levin &
 Co., Inc. from June 1996 to June 1997; prior
 thereto, Securities Analyst/Portfolio Manager
 of the predecessor to John A. Levin & Co., Inc.

Peter J. Solomon--age 61                              --      II          --            2001       Director of General Cigar
 Chairman of Peter J. Solomon Company Limited                                                      Holdings, Inc. (cigar
 and Peter J. Solomon Securities Co., LTD                                                          manufacturer), Monro Muffler
 (investment banking)                                                                              Brake, Inc. (automotive repair
                                                                                                   services), Office Depot, Inc.
                                                                                                   (supplier of office products) and
                                                                                                   Phillips-Van Heusen Corporation
                                                                                                   (apparel and footwear
                                                                                                   marketer/manufacturer)

James S. Tisch--age 47                                --       I          --            2003       Director of CNA Financial Corp.
 President since October 1994 and Chief                                                            (holding company whose
 Executive Officer since January 1999 of Loews                                                     subsidiaries consist of insurance
 Corporation (holding company whose                                                                companies) and Vail Resorts, Inc.
 subsidiaries are engaged in insurance,                                                            (resort operator)
 cigarette manufacturing, hotel operations,
 offshore oil and gas operations and
 distribution of watches and clocks) and Chief
 Executive Officer of Diamond Offshore
 Drilling, Inc. (offshore oil and gas company)
 since March 1998; prior thereto, Chief
 Operating Officer of Loews Corporation

                        Directors Continuing in Office


 Name, Age, and Principal Occupation                     Director         Expiration of
     During the Last Five Years                           Since    Class   Current Term         Other Business Affiliation(s)
------------------------------------------------         --------  -----  -------------    -----------------------------------------
J. Barton Goodwin--age 53 (1)(4)                          1987      III       2002        Director of Factual Data Corp.
 Managing director of BCI Partners, Inc. (private                                         (mortgage servicing company)
 capital investment group), general partner of Bridge
 Associates II and Teaneck Associates and member of
 Glenpointe Associates, LLC, Glenpointe V, LLC and
 BCI Investors, LLC

John A. Levin--age 61* (1)                                1996      III       2002        Director of Morgan Stanley Dean Witter
 Chairman since February 2000, Chief Executive Officer                                    group of investment funds (13 funds)
 and President of the Company and Chairman and Chief
 Executive Officer of Levin Management Co., Inc and
 John A. Levin & Co., Inc. since June 1996; prior
 thereto, President and Securities Analyst/ Portfolio
 Manager of the predecessor to John A. Levin & Co.,
 Inc.


 Name, Age, and Principal Occupation                     Director         Expiration of
     During the Last Five Years                           Since    Class   Current Term         Other Business Affiliation(s)
------------------------------------------------         --------  -----  -------------    ---------------------------------------
Burton G. Malkiel--age 67 (2)(3)                          1982      III       2002        Director of Prudential Insurance Co. of
 Professor of Economics, Princeton University                                             America, Banco Bilbao Vizcaya Gestinova
                                                                                          (Spanish bank) and Vanguard group of
                                                                                          investment funds (12 funds)

Dean J. Takahashi--age 42 (2)                             1997       II       2001
 Senior director of investments, Yale University

________________________
Notes to Tables

(1) Member of the executive committee, which has the authority during intervals between meetings of the board of directors to exercise the power of the board, with certain exceptions. James P. Gorter, a director of the Company who will not be continuing in office after the annual meeting, was a member of the executive committee during 1999.

(2) Member of the compensation committee, which had eight meetings during 1999. During 1999, William H. Springer and Frederick S. Addy, each a director of the Company who will not be continuing in office after the annual meeting, were members of the compensation committee. David D. Peterson, a former director of the Company, was also a member of the compensation committee throughout 1999. The committee makes recommendations to the board of directors concerning the Company's compensation policies. The committee also administers the Baker, Fentress & Company 1998 Incentive Compensation Plan and the Levin Management Co., Inc. and Subsidiaries Key Employee Incentive Bonus Plan, which was terminated after adoption of the 1998 Incentive Compensation Plan. Messrs. Beard, Malkiel and Takahashi became members of the compensation committee in February 2000.

(3) Member of the audit committee, which had two meetings during 1999. The committee makes recommendations regarding the selection of independent auditors and meets with representatives of the Company's independent auditors to determine the scope, and review the results, of each audit. Each of the members of the audit committee is independent as defined by The New York Stock Exchange's listing standards.

(4)  Member of the nominating committee, which had two meetings during 1999.
     The committee makes recommendations to the board of directors regarding the selection of candidates to be nominated for election to the board. The committee does not consider nominees recommended by shareholders.

     During 1999, the board of directors conducted six meetings, including regularly scheduled and special meetings. Each director attended at least 75% of the meetings of the board of directors and committees on which he or she served during 1999.

                            ITEM 2. CHANGE OF NAME
================================================================================
     As discussed above, the Company's shareholders approved the Plan For Distribution of Assets pursuant to which the Company distributed or liquidated substantially all of its assets, with the exception of Levin Management Co., Inc. (Levin Management) and its subsidiaries (collectively, "Levco") and changed the nature of the Company's business so that it ceased to operate as an investment company. The Board believes that changing the Company's name to BKF Capital Group, Inc. will reflect the change in the nature of the Company's business, while maintaining continuity with the Company's past.

     The board of directors of the Company has unanimously adopted and approved, and recommends that the Company's shareholders adopt and approve, the following amendment to Article FIRST of the Company's Restated Certificate of Incorporation, as amended, which would change the name of the Company from "Baker, Fentress & Company" to "BKF Capital Group, Inc.":

          The Restated Certificate of Incorporation of the Company is hereby amended by changing Article FIRST of the Certificate of Incorporation of the Company shall read in its entirety as follows:

          "FIRST:  The name of the corporation is BKF Capital Group, Inc."

The proposed Certificate of Amendment to the Restated Certificate of Incorporation of Baker, Fentress & Company is attached hereto as Exhibit A.

     The affirmative vote of the holders of a majority of the outstanding shares of common stock is necessary to approve the proposed Amendment. Unless otherwise instructed, properly executed proxies which are returned in a timely manner will be voted in favor of adoption of the proposed Amendment.

     The board recommends a vote FOR approval of the proposed Amendment.
                                 ---

             ITEM 3. AMENDMENT OF 1998 INCENTIVE COMPENSATION PLAN
================================================================================
     In December 1998, the Company's shareholders approved the Baker, Fentress & Company 1998 Incentive Compensation Plan (the "Incentive Compensation Plan"). The Incentive Compensation Plan allows the Company and Levco to:

     . pay their officers and employees in common stock of the Company or Levin Management, including through stock options, restricted stock grants and stock appreciation rights;
     . repurchase their securities from participants in the Incentive Compensation Plan;
     . pay their officers and employees based on their individual performance, or on the performance of a group of people, or on some part or all of the performance of the Company or Levco as a whole;
     .    lend money to participants; and
     . require the partial payment of compensation to the Company's outside directors with stock options.

     The Company adopted the Incentive Compensation Plan in compliance with the terms of an order from the SEC exempting the Company from certain provisions of the Investment Company Act of 1940 (the "1940 Act") that would otherwise have prohibited the Incentive Compensation Plan. As a result, the Company designed certain provisions of the Incentive Compensation Plan to take into account the requirements of the 1940 Act and the exemptive order granted by the SEC to permit adoption of the Incentive Compensation Plan.

     In light of the changes to the Company as a result of the Plan for Distribution of Assets, the Company has filed an application to de-register as an investment company. The Board believes that it would be desirable, after the Company is no longer registered as an investment company, to restate the Incentive Compensation Plan to eliminate those provisions that were required by the Company's status as an investment company and that are more restrictive than plan provisions customarily applicable to operating companies. None of the requested changes would be effective until the Company ceases to be registered as an investment company. The Company cannot guarantee when the SEC will enter an order declaring that the Company has ceased to be an investment company. The proposed amended and restated plan was adopted by the Board in February 2000.

     The principal changes proposed to be made to the Incentive Compensation Plan are as follows:
     .    remove all references to the 1940 Act;
     . remove the Company's ability to pay employees of the Company or its subsidiaries in Levin Management stock and all references to such payments of Levin Management stock;
          that were subject to awards but were not earned or were forfeited
     . increase the number of shares available for issuance under the Incentive Compensation Plan to 1,300,000 (about 20% of the Company's outstanding shares), plus 10% of the number of shares of common stock issued or delivered by the Company during the term of the Incentive Compensation Plan (excluding any shares issued in connection with awards under the Incentive Compensation Plan);
     . remove the limitation that no more than 35% of the shares of the Company's common stock available for delivery could be granted, in the aggregate, to any one eligible person;
     . remove the requirements that (i) participants must secure repayment of all loans made under the Incentive Compensation Plan with the Company stock to be acquired or other acceptable collateral and (ii) no loan may have a maturity of more than five years or bear interest at a rate below the "applicable federal rate" as defined in the Internal
          Revenue Code (the "Code");
     . eliminate the grant of options granted to non-interested (non-employee) directors of the Company upon their initial election to the Board and on the date of each annual meeting of the Company's shareholders;
     . add a change of control provision, under which certain restrictions applicable to awards granted under the Incentive Compensation Plan would be waived and such awards would be fully payable as of the time of the change in control; and
     . remove the requirement that the Board review the plan at least annually; and
     . remove the requirement that the Company receive exemptive relief from the SEC to permit the continued operation of the Incentive Compensation Plan after its initial 5-year term.

     The Board believes that the proposed amendments to the Incentive Compensation Plan will make the Incentive Compensation Plan comparable to incentive compensation plans that the Company's competitors have adopted and would support the Company's efforts to attract and retain highly qualified employees.

     The full text of the Incentive Compensation Plan, as proposed to be amended and restated (the "Amended Plan"), is attached as Exhibit B to this proxy statement. The principal terms of the Amended Plan are summarized below, but are qualified in their entirety by reference to Exhibit B. Please read the full text of the Amended Plan before you decide how to vote.

                        Description of the Amended Plan

Purpose and Eligibility       The Company believes the Amended Plan will help it
                              and its subsidiaries attract, retain, motivate and reward executives, employees and other persons who provide services to the Company and its subsidiaries by providing them with the opportunity to earn incentive compensation directly linked to the long-term value of the Company's common stock. If the market value of the Company's stock increases, these executives, employees and others will receive value, as will the Company's shareholders. As of February 16,
                              2000, the closing market price of common stock of the Company as quoted on The New York Stock
                              Exchange was $10.375.

                              Currently, 82 executives, employees and other persons are eligible to participate in the Incentive Compensation Plan and would continue to be eligible to participate in the Amended Plan. During 1999, 15 persons were eligible to participate in the Incentive Compensation Plan.

Administration                The Compensation Committee of the Board will
                              administer the Amended Plan. In general, the Committee has full discretion to select participants, determine the type, terms and conditions of awards, and adopt rules, regulations and guidelines for the proper administration of the Amended Plan. The committee may delegate certain of its duties, power and authority to the Company's officers.

Types of Awards:              The Amended Plan permits the Committee to grant
                              the following types of performance-based compensation:

                                   .    non-qualified and incentive stock
                                        options;
                                   .    stock appreciation rights (including
                                        freestanding and tandem stock
                                        appreciation rights);
                                   .    restricted stock;
                                   .    deferred stock;
                                   .    bonus stock;
                                   .    dividend equivalents;
                                   .    annual incentive awards; and
                                   .    long-term performance awards.

                              Each grant of performance-based compensation under the Amended Plan is referred to individually as an "award" and, collectively, as "awards". The awards are described more fully below.

Shares Available:

     Overall Limit                     The Board has authorized reserving for
                                       issuance a total of 1,300,000 shares of
                                       common stock (about 20% of the Company's currently outstanding common stock) plus
                                       10% of the number of shares of common
                                       stock issued or delivered by the Company during the term of the Amended Plan
                                       (excluding any issuance in connection
                                       with awards under the Amended Plan).

                                       The Committee may also adjust the number and kind of shares available for use in awards when certain corporate transactions occur.

                                       Shares covered by awards granted under
                                       the Amended Plan that wholly or in part
                                       are not earned, or that expire or are
                                       forfeited, terminated, cancelled, settled in cash, payable solely in cash or exchanged for other awards, do not count toward the overall limit.

                                       The Committee also has the authority to
                                       give participants cash or other property in lieu of a stock-based award.

     Special Limits                    Limit on Incentive Stock Options. Under
                                       the Amended Plan, the Company may not
                                       grant incentive stock options for more
                                       than 1,000,000 shares. If an incentive
                                       stock option is not exercised, the
                                       unissued shares will be available for
                                       other incentive stock options. The
                                       Company can only grant incentive stock
                                       options to individuals who at the time of grant are employees of the Company or a subsidiary. "Incentive stock options" are options described in Section 422 of the Internal Revenue Code which provide certain tax advantages for participants who receive such options.

                                       Cash Award Limit. The Amended Plan also
                                       limits the maximum dollar amount of cash that a participant may earn in a single year to $20 million.

                                       Stock Award Limit. In each fiscal year,
                                       no individual may receive stock options, restricted stock, deferred stock, or any other type of award relating to, in each case, more than 1,000,000 shares of common stock, subject to adjustment.

Awards:

     General The Amended Plan permits the grant of stock options, stock appreciation rights
                                       (SARs), restricted stock, deferred stock, stock bonuses, and other awards valued in whole or in part by reference to, or otherwise based on, Company common stock. Awards may be granted alone or in addition to, in tandem with, or in substitution or exchange for any other award.

                                       Unless the Committee provides otherwise, all options, SARs, restricted stock and deferred stock will become vested or exercisable in three equal installments after each of the first three anniversaries of the date of grant based on the participant's continued employment with the Company or its subsidiaries. All options or SARs, unless the Committee provides otherwise, will have a maximum term of ten years after the date of grant and will expire 30 days after the participant's termination of employment with the Company and its subsidiaries, except in the case of death, retirement or disability.

                                       With the Committee's consent, the Company and/or its subsidiaries may lend money to a participant (or arrange or guarantee a loan to a participant) to give the participant the cash needed to exercise any stock option, purchase Company stock, or make any other payment in connection with any award, including the payment of taxes due in connection with any award. The Committee shall have discretion to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged, the terms on which the loan is to be repaid and the conditions, if any, under which the loan may be forgiven.

     Stock Options                     A stock option is the right to purchase
                                       one share of stock at a time in the
                                       future at a predetermined price (the
                                       "exercise price"). Stock options may be
                                       incentive stock options or non-qualified stock options. The exercise price of any stock option shall be determined by the Committee, provided that such exercise price shall not be less than the fair market value of a share of stock on the date of grant of the option. The
                                       Committee may adjust the price to reflect certain corporate actions or, if the option is granted in lieu of cash compensation, discount the exercise price by the amount of cash compensation the Participant gives up in order to receive the option.

                                       Stock options issued under the Amended
                                       Plan will expire ten years from the date of the grant. Although the Committee has the discretion to determine otherwise, the Committee expects that most stock options will vest over a period of three years after the grant date and will become fully vested upon a change in control of the Company. Unless the Committee provides otherwise, options will expire 30 days after a participant's termination of employment. If a participant's employment is terminated because of death, retirement or disability, the holder of the option must exercise the option within one year, or before its expiration ten years after the date of grant, whichever is earlier.

     Restricted Stock                  The Amended Plan permits the Committee to
                                       make grants of restricted shares of
                                       Company stock. Restricted Stock is stock given to a participant, usually without the participant having to make any payment in return, that is subject to restrictions on transferability, risk of forfeiture and other restrictions. A participant who receives Restricted Stock will have all the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends, unless the participant is limited by the terms of the Amended
                                       Plan or any award agreement relating to
                                       the Restricted Stock.

                                       During the period of restriction, the
                                       participant may not sell, transfer,
                                       pledge, hypothecate, margin or otherwise encumber the Restricted Stock. Except as the Committee otherwise determines, if a participant's employment is terminated during the restriction period, the participant will forfeit the Restricted Stock which the Company will reacquire.

     SARs Stock appreciation rights (SARs) entitle an employee to receive the excess, if any, of the fair market value on the date of exercise over the exercise price of the stock appreciation right or, in the case of a tandem stock appreciation right granted in tandem with an option, the option exercise price of the related stock option.

                                       The Committee will determine whether or
                                       not an SAR is granted as a tandem award
                                       (which is an award that is combined with another award, usually to provide an alternative form of compensation of comparable economic value), and any other terms and conditions of any SAR.

                                       SARs issued under the Amended Plan,
                                       unless the Committee provides otherwise, will expire 30 days after a participant's termination of employment. However, if a participant's employment terminates because the participant dies, retires or becomes disabled, the award must be exercised within one year.

     Deferred Stock                    A grant of "Deferred Stock" is the right
                                       to receive the Company's common stock,
                                       cash, or a combination of stock or cash
                                       at the end of a time period specified by the Committee. At the end of the deferral period or, if permitted by the Committee, at the time elected by the participant, the Company will deliver the Company's common stock (or cash having an equal value, or a combination of cash and stock) to the participant. Except as the Committee otherwise determines, if a participant's employment is terminated during the applicable deferral period, the participant will forfeit all Deferred
                                       Stock that is at that time subject to
                                       deferral (other than a deferral at the
                                       election of a participant).

     Bonus Stock                       The Amended Plan authorizes the Committee
                                       to grant Company stock as a bonus, or to grant such stock or other awards in lieu of obligations to pay cash or deliver other property under the Amended Plan or other plans or compensatory arrangements.

     Dividend Equivalents              Under the Amended Plan, the Committee may
                                       grant "Dividend Equivalents" to a
                                       participant. Dividend Equivalents entitle a participant to receive cash, Company stock or other awards equal in value to dividends paid for a specified number of shares of Company stock or in periodic payments.

Qualified Performance-                 The Amended Plan will permit the
Based Criteria                         Committee to make annual incentive awards
                                       and performance awards. The Company may
                                       pay these awards in cash, other awards,
                                       or Company stock. The grant, exercise
                                       and/or settlement of such award will be
                                       contingent upon the achievement of pre-
                                       established performance goals, unless the
                                       Committee determines that a performance
                                       award or annual incentive award is not
                                       intended to qualify as "performance-based compensation" for purposes of Code
                                       Section 162(m). (Code Section 162(m)
                                       provides that compensation in excess of
                                       $1 million to certain officers of a
                                       public company is not deductible for
                                       income tax purposes unless it qualifies
                                       as "performance-based compensation.")

                                       The Committee will establish a targeted
                                       level or levels of performance measured
                                       by one or more of the following general
                                       business criteria:

                                             .    earnings per share;
                                             .    revenues;
                                             .    cash flow;
                                             .    return;
                                             .    economic value added;
                                             .    operating margin;
                                             .    net income; pretax earnings;
                                                  pretax operating earnings;
                                                  operating earnings;
                                             .    total shareholder return;
                                             .    performance of managed funds;
                                             .    market share;
                                             .    assets under management;
                                             .    reduction in costs;
                                             .    increase in the fair market
                                                  value of Company stock; and
                                             .    stated goals as compared to
                                                  the performance of a published
                                                  or special index deemed
                                                  applicable by the Committee,
                                                  including, but not limited to,
                                                  the Russell 1000 Value Index,
                                                  the S&P 500 Stock Index, the
                                                  S&P Financial Index, the SNL
                                                  Investment Adviser Index or a
                                                  group of comparable companies.

                                       These performance goals are objective and seek to meet the requirements of Code
                                       Section 162(m). The Committee will
                                       measure whether a participant has
                                       achieved a performance goal over a
                                       performance period of one year for an
                                       annual incentive award, or up to ten
                                       years for a performance award. The
                                       Committee may reduce the amount paid to a participant in connection with an annual incentive award or performance award, but may not increase the amount unless the Committee determines at the time of grant that the Award was not intended to qualify as "performance based compensation" for purposes of Code
                                       Section 162(m).

Amendment                              The Board may amend, alter, suspend,
                                       discontinue or terminate the Amended Plan or the Committee's authority to grant
                                       Awards under the Plan without shareholder approval, except that any amendment or alteration to the Amended Plan shall be subject to shareholder approval at the annual meeting next following such Board action if shareholder approval is required by state or federal law or regulation or the rules of any stock exchange upon which the Company's stock is listed or quoted.

                                       The Committee may waive any conditions or rights under or amend, alter, suspend, discontinue or terminate any award granted. However, no Board or Committee action may materially and adversely affect the rights of participants under any previously granted and outstanding award without the consent of the affected participant.

Effectiveness and Term                 The Amended Plan shall take effect only
                                       upon the later to occur of (i)
                                       shareholder approval at the annual
                                       meeting and (ii) the Company's receipt of an order from the SEC declaring that the Company has ceased to be an investment company.

                                       Section 162(m) of the Internal Revenue
                                       Code requires shareholder approval of
                                       "qualified performance-based criteria"
                                       every five years. Therefore, the Company expects to submit the Amended Plan to shareholders for reapproval at the 2005 annual meeting. Subject to such shareholder reapproval, the Amended Plan will remain in effect until the tenth anniversary of the date on which it is originally approved.

As of the date of this proxy statement, the compensation committee has not made any decision about awards that will be made under the Amended Plan in 2000, or as a part of compensation for 2000. The following table shows the grants of options and restricted stock units that were made in January 2000, generally as part of each recipient's compensation for 1999. The Company has adjusted the numbers below to reflect the Company's 1 for 6 reverse stock split.

Benefits Under the Incentive Compensation Plan                                                  Restricted Stock        Securities
                                                                                                     Award              Underlying
                                                             Position                           Dollar Value ($)          Options
                                                             --------                           ----------------          -------
     John A. Levin                     Chairman, Chief Executive Officer  and President of           $189,005            34,570(a)
                                       the Company and Chairman and Chief Executive Officer
                                       of Levin Management Co., Inc and John A. Levin &
                                       Co., Inc.
     James P. Gorter                   Former Chairman of the Board of Directors                            0                 0
     James P. Koeneman                 Assistant Secretary and former Executive Vice                        0                 0
                                       President and Secretary
     Scott E. Smith                    Former Executive Vice President                                      0                 0
     Gregory T. Rogers                 Executive Vice President and Chief Operating Officer                 0            65,049(b)
     Daniel M. Theriault               Senior Portfolio Manager                                             0            65,049(c)
     Henry L. Levin                    Senior Portfolio Manager                                       360,001            65,846(a)
     John W. Murphy                    Senior Portfolio Manager                                       166,513            30,454(a)
     Frank F. Rango                    Senior Portfolio Manager                                       120,005            21,949(a)
     Joseph A. Austin                  Senior Portfolio Manager                                        59,996            10,975(a)
     Current executive officers as a                                                                  207,014           102,912(d)
     group
     Current directors who are not                                                                          0                 0
     executive officers as a group
     Nominees for director as a group                                                                       0                 0
     Associates of any directors,                                                                           0                 0
     executive officers or nominees
     as a group
     All employees as a group                                                                         794,502(e)        183,178(e)

________________________________
     (a) The exercise price of the options shown is $13.03125/share. The options vest in two installments of 50% each, at December 31, 2000 and December 31, 2001.
     (b) Options granted in connection with the commencement of Mr. Roger's employment. The exercise price of the options shown is $13.03125/share. The options vest in three equal installments of 21,683 at December 31, 2000, December 31, 2001 and December 31, 2002, respectively.
     (c) Options granted in satisfaction of an obligation in connection with the commencement of Mr. Theriault's employment. The exercise price of the options shown is $13.03125/share. The options vest at December 31, 2000.
     (d)  The exercise price of all options shown is $13.03125/share.
     (e) The amount reported excludes the amount granted to the current executive officers of the Company because such amounts are shown elsewhere on the table.

                        Federal Income Tax Consequences

     The following discussion is only a summary of general federal income tax consequences to the company and participating employees, and does not cover all possible federal, state or local income tax consequences of participation in the Amended Plan.

Grant of Awards                    The grant of a stock option, stock
                                   appreciation right or restricted stock award has no immediate federal income tax consequences. The participant will not recognize any taxable income and the Company will not be entitled to any tax deduction.
                                   However, in the case of a restricted stock award, the participant may elect to recognize income at the time the award is granted as described under "Awards Payable in Restricted
                                   Stock" below.

Exercise of Non-Qualified Stock    The optionee will generally recognize
Options                            ordinary income in an amount equal to the
                                   excess of the fair market value of the shares on the exercise date over the option exercise price.

Exercise of Stock Appreciation     The participant will generally recognize
Rights                             ordinary income on the exercise date in an
                                   amount equal to any cash and the fair market value of any unrestricted shares received.

Awards Payable in Restricted       In the case of an exercise of a stock option
Stock                              or stock appreciation right payable in
                                   restricted stock, or in the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions.
                                   Generally, the fair market value of the stock will not be taxable to the recipient as ordinary income until the year in which his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the recipient may elect to recognize income when the stock is received, rather than when his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the recipient makes this election, the amount taxed to the recipient as ordinary income is determined as of the date of receipt of the restricted stock.

Exercise of Incentive              There is generally no income tax liability at
Stock Options                      the time of exercise of an incentive stock
                                   option, unless the participant exercises the option more than three months (one year if the participant is disabled) after terminating employment. However, the excess of the fair market value of the stock on the exercise date over the option exercise price is included in the optionee's income for purposes of the alternative minimum tax. The optionee will realize a long-term capital gain or loss upon a sale of the stock, equal to the difference between the option price and the sale price, if he or she does not sell the stock before one year from the date of the exercise or two years from the date of the stock option grant, whichever is later.
                                   If the optionee has not held the stock for the required period, ordinary income tax treatment will apply to the excess of the fair market value of the stock on the date of exercise over the option exercise price (or, if less, the amount of gain realized on the disposition of the stock), and the balance of any gain or any loss will be treated as capital gain or loss (long-term or short-term, depending on whether the optionee has held the shares for more than one year).

Cash Awards                        Cash awards will be included in income at the
                                   time of receipt and will be subject to tax at ordinary income tax rates. Any awards that are properly deferred under an applicable deferred compensation plan of the Company will be taxable when actually or constructively received under such plan's terms.

Tax Deductions by the              Upon the exercise of a non-qualified stock
Company                            option, the exercise of a stock appreciation
                                   right, the award of unrestricted stock, the recognition of income on restricted stock, or the disqualifying sale of shares (within one year after acquisition or two years after the option grant) acquired on exercise of an incentive stock option, the Company generally will be allowed an income tax deduction equal to the ordinary income recognized by a participant. The Company will not receive an income tax deduction as a result of the exercise of an incentive stock option. When a cash payment is made pursuant to an award, the recipient will recognize the amount of the cash payment as ordinary income, and the Company will generally be entitled to a deduction in the same amount, subject to the restrictions described below.

                                   The Company may be unable to deduct amounts that would otherwise be deductible under the rules described above (a) if it is determined that the amount paid does not constitute reasonable compensation; (b) if the amount paid constitutes part of the acquisition price of another business or is otherwise required to be capitalized; (c) if the Company fails to comply with requirements relating to the proper reporting of compensation and tax withholding; (d) if the services with respect to which the compensation is paid are rendered to an affiliate of the Company that does not file a consolidated federal income tax return with the Company; or (e) if Section 162(m) of the Code applies. Section 162(m) provides in general that a publicly traded company may not deduct more than $1 million in compensation paid in any one calendar year to its chief executive officer or to any other executive officer whose compensation is required to be disclosed in its proxy statement. Certain types of compensation, including qualified performance-based compensation, are exempt from this limitation.

     The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the meeting is necessary to approve the proposed Amended Plan. Unless otherwise instructed, properly executed proxies which are returned in a timely manner will be voted in favor of adoption of the proposed Amended Plan.

     The board recommends a vote FOR approval of the proposed Amended Plan.
                                 ---

                   ITEM 4. SELECTION OF INDEPENDENT AUDITORS
================================================================================
     The Company's board of directors, including a majority of the directors who are not interested persons of the Company, has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 2000. Ernst & Young LLP has served the Company in this capacity since 1987 and has no direct or indirect financial interest in the Company except as independent auditors. The Company is asking shareholders to ratify the selection of Ernst & Young LLP as independent auditors of the Company. A representative of Ernst & Young LLP is expected to attend the meeting and will be available to respond to questions raised at the meeting.
The representative from Ernst & Young LLP also will have the opportunity to make a statement if he or she desires to do so.

     The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the meeting is necessary to ratify the appointment of Ernst & Young LLP as independent auditors of the Company. Unless otherwise instructed, properly executed proxies which are returned in a timely manner will be voted in favor of adoption of the proposed Amendment.

     The board recommends a vote FOR the ratification of the appointment of
                                 ---
Ernst & Young LLP as independent auditors of the Company.

                                 OTHER MATTERS
================================================================================
     As of the date of this proxy statement, we do not intend to bring any other matters before the meeting, and we are not aware of any proposals to be presented to the meeting by others. If any other matter comes before the meeting, however, the persons named in the proxy solicited by the board of directors will vote thereon in accordance with their judgment.

                              INTERESTS IN STOCK
================================================================================
     The table below contains information as of December 31, 1999 on the number of shares of common stock of the Company as to which each named officer of the Company and all directors, nominees and officers of the Company as a group, had outright ownership, or, alone or with others, any power to vote or dispose of the shares, or to direct the voting or disposition of the shares by others, and the percentage of the aggregate of such shares to all of the outstanding shares of the respective companies.

                                                         Shares of Baker, Fentress & Company(a)
                                             -------------------------------------------------------------
                                                             Power Over Voting or
                                             Outright           Disposition of
                                             Ownership         Other Shares (b)            Aggregate
                                                             --------------------    ---------------------
                                             of Shares         Alone     Shared      Shares    Percent (c)
                                             ---------       --------- ----------    -------   -----------
Anson M. Beard, Jr. ......................           0           0            0            0      0.00
J. Barton Goodwin ........................           0           0     [125,069]    [125,069]    [1.92]
James P. Gorter...........................      21,555           0       22,976       44,531      0.68
David D. Grumhaus.........................       1,332           0          885        2,217      0.03
Jeffrey A. Kigner.........................           0           0            0            0      0.00
John A. Levin.............................     587,517(d)        0       47,715      635,232      9.77
Burton G. Malkiel.........................           0           0            0            0      0.00
Peter J. Solomon..........................           0           0            0            0      0.00
Dean J. Takahashi.........................         182           0            0          182      0.00
James S. Tisch............................           0           0            0            0      0.00
James P. Koeneman.........................         170           0           75          245      0.00
Scott E. Smith............................         401           0          885        1,286      0.02
Directors and officers
as a group (12 persons)...................     611,157(d)        0      197,605      808,762     12.43

__________________________________________
Notes to Tables:

(a) The Company has adjusted the number of shares reported by each director and officer to reflect the Company's 1 for 6 reverse stock split in January 2000.

(b) Each person disclaims beneficial ownership of such shares.

(c) Number has been rounded.

(d) Includes 14,504 restricted stock units.

     The following table contains information with respect to the "beneficial ownership" (as defined by the Securities and Exchange Commission) of shares of the Company's common stock, as of December 31, 1999, by each person (other than Mr. Levin whose share ownership information is shown above) who is known by management of the Company to be the beneficial owner of more than five percent of such stock. Except as otherwise indicated by footnote, the persons below have sole voting and investment power over their shares.

                                            Shares Beneficially
             Name and Address                    Owned (a)               Percent
             ----------------                    ---------               -------
Warren E. Buffett                                 340,333                 5.23%
1440 Kiewit Plaza
Omaha, Nebraska  68131

Yale University, Investments Office               363,615(b)              5.59%
230 Prospect Street
New Haven, Connecticut 06511-2107

CSS, LLC                                          341,312                 5.25%
401 South LaSalle Street, #1500
Chicago, Illinois 60605

(a) The Company has adjusted the number of shares reported by each 5% holder to reflect the Company's 1 for 6 reverse stock split in January 2000.
(b) Does not include 182 shares owned by Mr. Takahashi, a Yale University employee who is a member of the Company's board of directors.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
================================================================================
     Each director and officer of the Company is required to report his or her transactions in shares of Company common stock to the Securities and Exchange Commission within a specified period following a transaction. Based on our review of filings with the Securities and Exchange Commission and written representations furnished to us, during 1999 the directors and officers filed all such reports within the specified time period except Mr. Grumhaus, who filed two reports covering five transactions for two accounts late.

                              EXECUTIVE OFFICERS
================================================================================
     The current executive officers of the Company are:

           Name, Age, and Principal Occupation
                  Since January 1, 1995                                Office(a)                    Year First Elected
----------------------------------------------------------------------------------------------------------------------
John A. Levin--age 61                                      Chairman, Chief Executive Officer      2000 (as Chairman)
 Chairman since February 2000, Chief Executive Officer      and President                         1996 (as CEO and
 and President of the Company and Chairman and Chief                                              President)
 Executive Officer of Levin Management Co., Inc. and
 John A. Levin & Co., Inc. since June 1996; prior
 thereto, President and Securities Analyst/Portfolio
 Manager of the predecessor to John A. Levin & Co., Inc.

 Gregory T. Rogers - age 34                                Executive Vice President and           2000
  Executive Vice President and Chief Operating Officer     Chief Operating Officer
  of the Company, Levin Management Co., Inc. and John A.
  Levin & Co., Inc. since February 2000; prior thereto,
  Managing Director of BARRA Strategic Consulting.

 Glenn A. Aigen - age 37                                   Senior Vice President, Chief           2000
  Senior Vice President, Chief Financial Officer and       Financial Officer and Treasurer
  Treasurer of the Company, Levin Management Co., Inc.
  and John A. Levin & Co., Inc. since February 2000;
  Vice President, Chief Financial Officer and Director
  of Operations of Levin Management Co., Inc. and
  John A. Levin & Co., Inc. from June 1996 to February
  2000; prior thereto, Vice President and Director of
  Operations of the predecessor to John A. Levin &
  Co., Inc.

 Norris Nissim - age 33                                    Vice President, General Counsel        2000
  Vice President, General Counsel and Secretary of         and Secretary
  the Company and Vice President and General Counsel
  of Levin Management Co., Inc. and John A. Levin &
  Co., Inc. since February 2000; Director of Legal
  Affairs of Levin Management Co., Inc. and John A.
  Levin & Co., Inc. from August 1996 to February
  2000; prior thereto, Associate at Schulte Rotn &
  Zabel LLP.

_____________
(a) Each officer of the Company generally holds office until the first meeting of the board after the annual meeting of shareholders and until his or her successor is elected and qualified.

                                 COMPENSATION
================================================================================
DIRECTORS' COMPENSATION

     Company employees who serve as directors of the Company receive no compensation for such services. The Company pays non-employee directors, including Levco employees or officers, an annual retainer of $20,000 (the
Chairman receives $32,000), payable in quarterly installments.   Non-employee
directors receive $1,500 for each board meeting and $500 for each meeting of a committee of the board that they attend in person or by telephone and $5,000 per year for serving as the chairman of any committee of the Board. The Company also reimburses directors for their out-of-pocket expenses incurred in connection with such meetings.

     Under the Incentive Compensation Plan, on December 30, 1998, the Company granted each non-employee director an option to purchase 1,000 shares of the Company's common stock. On April 22, 1999, the Company granted another option to each non-employee director to purchase 250 shares of the Company. In light of the adoption of the Plan for Distribution of Assets of the Company, each director of the Company voluntarily terminated his or her rights to such shares of Company stock in June 1999.

     Under the terms of the current Incentive Compensation Plan, the Company will automatically grant each non-employee director an initial stock option (the "Initial Option") on the effective date of any non-interested director's initial election to the board. The Company will automatically grant another option to each non-employee director at the close of business on the date of this annual shareholder meeting (the "Annual Option"), unless that non-employee director received his Initial Option within the preceding 90 days. The Initial Option consists of a one-time option to purchase 1,000 shares of the Company's common stock. The Annual Option consists of an annual grant of 250 shares of the Company's common stock. These options become exercisable in three equal installments after each of the first, second and third anniversaries of the date of the grant.

     As described in an earlier section of this proxy statement, the Company has proposed to amend and restate the Incentive Compensation Plan. If the Amended Plan is approved by shareholders and becomes effective, the automatic grant of options to the Company's non-interested directors would be eliminated. Instead, the non-interested directors would be eligible to receive grants of options from time to time, in the discretion of the Committee.

Executive Compensation

     The following table sets forth compensation for the years ended December 31, 1999, December 31, 1998 and December 31, 1997 received by the Company's Chief Executive

Officer and the Company's three other most highly compensated executive officers serving at the end of fiscal year 1999 (each of whom was paid in excess of $100,000 in aggregate compensation by the Company and Levco).

                          Summary Compensation Table

------------------------------------------------------------------------------------------------------------------------------------
                                          Annual Compensation                     Long-Term Compensation
                                    -------------------------------------------------------------------------------
                                                                                        Awards
                                                                        -------------------------------------------
             Name and                                                   Restricted Stock      Securities Underlying     All Other
        Principal Position          Year    Salary        Bonus           Award(s) ($)             Options (#)        Compensation
------------------------------------------------------------------------------------------------------------------------------------
 John A. Levin                      1999  $867,165(a)  $  _______(b)       $189,005(c)              34,570(d)          $30,000(e)
                                    ------------------------------------------------------------------------------------------------
    Chairman, Chief Executive       1998   990,748(a)   1,614,706(b)              0                      0              30,000(e)
                                    ------------------------------------------------------------------------------------------------
    Officer and President           1997   783,912(a)   1,711,658(b)              0                      0              30,000(e)
------------------------------------------------------------------------------------------------------------------------------------
 James P. Gorter                    1999         0              0                 0                      0              54,500(f)(g)
                                    ------------------------------------------------------------------------------------------------
    Former Chairman of the          1998         0              0                 0                      0              64,000(f)
                                    ------------------------------------------------------------------------------------------------
    Board                           1997         0              0                 0                      0              55,450(f)
------------------------------------------------------------------------------------------------------------------------------------
 James P. Koeneman                  1999   168,000        100,500                 0                      0              36,204(g)(h)
                                    ------------------------------------------------------------------------------------------------
   Assistant Secretary              1998   160,000         85,000                 0                      0              36,126(h)
                                    ------------------------------------------------------------------------------------------------
                                    1997   155,000         72,000                 0                      0              36,126(h)
------------------------------------------------------------------------------------------------------------------------------------
 Scott E. Smith                     1999   162,750        237,250                 0                      0              35,126(i)
                                    ------------------------------------------------------------------------------------------------
   Executive Vice President         1998   155,000        300,000                 0                      0              35,168(i)
                                    ------------------------------------------------------------------------------------------------
                                    1997   150,000        125,000                 0                      0              35,168(i)
------------------------------------------------------------------------------------------------------------------------------------

(a) In each of the years shown, Mr. Levin received $50,000 from the Company for serving as an officer of the Company. The balance of Mr. Levin's salary ($817,165 in 1999, $940,748 in 1998, and $733,912 in 1997) was paid by
     Levco for serving as an officer and director of that company.

(b) Amounts reported as bonuses for Mr. Levin are bonuses Levco paid to Mr. Levin for serving as an officer and director of that company and its subsidiaries.

(c) In lieu of a portion of his cash bonus for 1999, Mr. Levin received an award of 14,504 Restricted Stock units, having a fair market value on the date of grant as shown in the table. The Restricted Stock is subject to restrictions on transfer and is subject to risk of forfeiture that expires one-half on December 31, 2000 and the balance on December 31, 2001.

(d) In lieu of a portion of his cash bonus for 1999, Mr. Levin received a grant of non-qualified stock options as shown in the table. One-half of the options vest on December 31, 2000 and the balance vests on December 31, 2001. All of the options have an exercise price of $13.03125 per share.

(e) Amounts reported reflect contributions John A. Levin & Co., Inc., paid to the Levco retirement plan, a money purchase pension plan funded by employer contributions in which Mr. Levin participates. The amount of the contribution made for each employee is determined by a formula that takes into account, among other things, the age of the employee for whom the contribution is made. The benefit received under the Levco plan upon retirement depends on the aggregate contributions to the plan for the participant and the investment performance of those assets.

(f) The amount reported reflects the compensation Mr. Gorter received from the Company for serving as a director of the Company ($49,000 in 1999, $46,000 in 1998 and $39,450 in 1997) and compensation received for serving as a director of Consolidated-Tomoka Land Co. ($5,500 in 1999 and $18,000 in each of 1998 and 1997), which until September 24, 1999, was a majority-owned subsidiary of the Company.

(g) In connection with the closing of the Chicago office, all employees based in Chicago will lose their jobs. The Company's Board has approved severance arrangements for these employees. The severance arrangements include full vesting of the Baker Fentress Money Purchase Pension Plan, a termination bonus for 2000 and a severance payment determined by base compensation and length of service. The Company will also continue to provide health insurance benefits for a period of time based on length of service.

(h) The amount reported reflects the sum Mr. Koeneman received from Company contributions to the Company's money purchase pension plan ($30,000 in each year), Company contributions to the Company's defined benefit pension plan ($4,478 in 1999, $4,478 in 1998 and $4,478 in 1997) and Company
     contributions to the life and disability plans ($1,726 in 1999, $1,648 in 1998 and $1,648 in 1997).

(i) The amount reported reflects the sum Mr. Smith received from Company contributions to the Company's money purchase pension plan ($30,000 in each year), Company contributions to the Company's defined benefit pension plan ($3,664 in 1999, $3,664 in 1998 and $3,664 in 1997) and Company
     contributions to its life and disability plans ($1,462 in 1999, $1,504 in 1998 and $1,504 in 1997).

                             Option Grants in 1999

     The Company granted no options in 1999. However, as described above in the Summary Compensation Table, the Company granted the following options in 2000 as part of the executive officer's 1999 incentive compensation.

--------------------------------------------------------------------------------------------------------------------------------
                              Number of Shares           Percent of Total
                                 Underlying             Options Granted to         Exercise or                   Grant Date
                                  Options                  Employees in            Base Price      Expiration     Present
          Name                   Granted(1)                Fiscal Year              ($/Share)         Date        Value(2)
--------------------------------------------------------------------------------------------------------------------------------
John A. Levin                      34,570                      18.9%                $13.03125       12/31/09     $189,005
--------------------------------------------------------------------------------------------------------------------------------
James P. Gorter                        --                        --                        --             --        --
--------------------------------------------------------------------------------------------------------------------------------
James P. Koeneman                      --                        --                        --             --        --
--------------------------------------------------------------------------------------------------------------------------------
Scott E. Smith                         --                        --                        --             --        --
--------------------------------------------------------------------------------------------------------------------------------

(1) The exercise price of each option is the fair market value of the Common Stock on the date of grant. Options vest in two equal annual installments beginning on December 31, 2000.

(2) The grant date present value is based on a modified Black-Scholes option pricing model, assuming an expected exercise period of seven years, a risk free rate of 6.35%, volatility of 22.39%, zero dividend yield and no discount for risk at forfeiture.

Employment Contracts

     Messrs. Levin and Rogers have employment contracts with the Company and Levin Management and Mr. Kigner has an employment contract with Levin Management. Messrs. Levin and Kigner entered into their employment contracts at the time the Company acquired Levco. Mr. Rogers entered into his contract upon his employment with the Company and Levin Management on December 31, 1999. His contract ends on December 31, 2002 and automatically renews for one year periods thereafter unless either party provides written notice of its intent not to extend the term of the contract. Mr. Levin's and Mr. Kigner's contracts began on June 27, 1996 and continue for a term of five years. Each employment contract contains confidentiality and noncompetition provisions (the non-competition provision in Mr. Kigner's contract runs for four years, through June 28, 2000). Each contract also contains provisions that require the Company or Levin Management to pay each individual if the Company or Levin Management terminates his employment without cause (as defined in the contract). The Company, Levin Management and Messrs. Levin, Rogers and Kigner must seek arbitration for any disputes brought under the contracts.

Pension Plan

     The Company's officers and employees participate in the Company's retirement plan, contributions to which are included in the cash compensation table. The Company's retirement plan is a trusteed money purchase pension plan funded by Company contributions equal to 25% of the compensation paid or accrued to participating employees, subject to a $30,000 annual contribution limitation per participant. The benefit received under the retirement plan upon retirement depends on the aggregate contributions to the plan for the participant and the investment performance of those assets.

     ---------------------------------------------------------------------------
                                          Pension or Retirement Benefits Accrued
               Name of Person                as Part of the Company's Expenses
     ---------------------------------------------------------------------------
     James P. Gorter                                      none
     ---------------------------------------------------------------------------
     John A. Levin                                        none (a)
     ---------------------------------------------------------------------------
     James P. Koeneman                                 $30,000
     ---------------------------------------------------------------------------
     Scott E. Smith                                     30,000
     ---------------------------------------------------------------------------

     (a) Does not include Mr. Levin's participation in the Levin Management Co., Inc. Retirement Plan. See Note (e) under Officers' Compensation
          - Summary Table.

Compensation Committee Interlocks and Insider Participation

     In 1999, the members of the Compensation Committee were William H. Springer, Frederick S. Addy and David D. Peterson. Messrs. Springer, Addy and Peterson served as directors of the Company and as members of the Compensation Committee until February 10, 2000. During 1999, Mr. Peterson was the only member of the Compensation Committee who was a current or past executive officer or employee and none of the Company's executive officers served on the board or the compensation committee of any entity whose directors or officers served on the Company's compensation committee. Mr. Peterson was president of the Company before he retired in June 1996.

     As of February 10, 2000, the members of the Compensation Committee are Anson M. Beard, Burton G. Malkiel and Dean J. Takahashi. None of the Company's current or past executive officers or employees serves on the Compensation Committee. None of the Company's executive officers serves on the board or the compensation committee of any entity whose directors or officers serve on the Company's Compensation Committee.

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the board makes decisions on compensation of the Company's executives. Each member of the Compensation Committee is a non-employee director. The Committee establishes the compensation of John A. Levin, Chief Executive Officer, based on its evaluation of Mr. Levin's performance. It establishes the compensation of the other officers of the Company in consultation with Mr. Levin. The full board reviews all decisions by the Compensation Committee relating to the compensation of all the Company's officers.

     The Company's executive compensation program reflects the philosophy that compensation should reward executives for outstanding individual performance and, at the same time, align the interests of executives closely with those of shareholders. To implement that philosophy, the Company offers each of its executives a combination of base salary and annual cash bonuses. Each executive officer, with the exception of Mr. Levin, also participates in the Company's Money Purchase Pension Plan. Through this compensation structure, the Company aims to reward above-average corporate performance and recognize individual initiative and achievements.

     The Compensation Committee administers the Baker, Fentress & Company 1998 Incentive Compensation Plan, pursuant to which the Company and Levco may pay their employees, based on performance, in cash or in Company stock (including stock options and restricted stock units).

Base Salary

     Base salaries reflect individual positions, responsibilities, experience, and potential contribution to the success of the Company. Actual salaries vary according to the Compensation Committee's subjective assessment of a number of factors in its review of base salaries of Company executives. The Company conducts annual reviews to ensure that base salaries are competitive, that they reflect the specific responsibilities of individual executives and that they appropriately reward individual executives for their contributions to the Company's performance.

Bonuses

     At the Committee's sole discretion, the Company may pay each executive officer a cash bonus based on the Compensation Committee's assessment of the executive officer's individual performance and the performance of the Company or business unit. In its evaluation of the performance of the officer and the determination of incentive bonuses, the Committee does not assign quantitative relative weights to different factors or follow mathematical formulas. Rather, the Committee makes its determination in each case after considering the factors it deems relevant at the time.

     For officers of the Company other than Mr. Levin, the amounts of 1999 bonuses were determined as part of the severance arrangements made by the Company for these employees, all of whom have lost, or will lose, their jobs in connection with the Company's Plan for Distribution of Assets.

Compensation of Chief Executive Officer

     The compensation committee establishes the annual base salary of the Chief Executive Officer. For 1999, the Company paid Mr. Levin $50,000 to serve as the Company's Chief Executive Officer. This amount does not include the salary Mr. Levin receives from Levco for serving as an officer and director of Levco. Unlike the other executive officers, Mr. Levin does not receive a cash bonus from the Company based on his individual or the Company's performance.

Limits on Deductibility of Compensation

     For corporate income tax purposes, the Company may not deduct executive compensation in excess of $1 million, unless it is performance-based compensation and is paid pursuant to a plan meeting certain requirements of the Code. The Committee currently anticipates that, to the extent practicable and in the Company's best interest, the Company will pay executive compensation in a manner that satisfies the requirements of the Code to permit the Company to deduct the compensation.

                                        Compensation Committee Members
                                        William H. Springer (Chairman)
                                        Frederick S. Addy
                                        David D. Peterson

                            AUDIT COMMITTEE REPORT
================================================================================
     The board has adopted a charter for the Audit Committee, a copy of which is attached to this proxy statement as Exhibit C. Pursuant to this charter, the Audit Committee makes recommendations regarding the selection of independent auditors and meets with representatives of the Company's independent auditors to determine the scope, and review the results, of each audit. In 1999, the Committee met with representatives of Ernst & Young LLP, the Company's independent auditors, to review the results of the 1998 audit and to review the scope of the 1999 audit.

     In February 2000, the Committee met with Ernst & Young to review the results of the 1999 audit. The Committee will meet with Ernst & Young again in 2000 to review the scope of the 2000 audit. At the February 2000 meeting, the Committee reviewed the results of the 1999 audit with members of the Ernst & Young engagement team. The Committee also discussed the audited financial statements and the results of the audit with the Company's management.

     During the February 2000 meeting, the Committee discussed the matters required to be discussed by Statements on Auditing Standards No. 61, with Ernst & Young, including the restrictions on ownership of securities imposed as part of the independence standards to which the Ernst & Young engagement team are subject. Further, the Committee received at that meeting the written disclosures and letter from Ernst & Young required by Independence Standards Board Standard No. 1. Standard No. 1 requires auditors to communicate, in writing, at least annually all relationships between the auditor and the Company that, in the auditor's professional judgment, may reasonably be thought to affect the auditor's independence. The Committee has received this written disclosure and has discussed with Ernst & Young its independence.

                                                  Audit Committee Members
                                                  David D. Grumhaus
                                                  Burton G. Malkiel
                                                  David D. Peterson

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
================================================================================

     The following chart shows the Company's annual total returns from 1994 through 1999. On August 19 1999, the Company's shareholders approved the Plan for Distribution of Assets of the Company, pursuant to which the Company distributed or liquidated substantially all of its assets, with the exception of Levco and its subsidiaries, and changed the nature of the Company's business so that it no longer operated as a registered investment company. Currently, the Company's chief operating business is as an investment adviser. Because the chart that follows contains the Company's returns from 1994 through 1999, the chart includes information about the Company during that period in which the Company was operating as a registered investment company and during the period after the August 19, 1999 shareholder meeting in which the Company distributed or liquidated substantially all of its assets except Levco. To reflect the changing nature of the Company's business, the chart sets forth a comparison of the Company's total return with the annual return of (i) all closed-end, equity investment companies ("Closed-End Funds") reported by Morningstar, Inc.; (ii) the SNL Investment Adviser Index; and (iii) the S&P 500 Index. The chart is based on an investment of $100 on December 31, 1994, and assumes that all dividends and capital gain distributions were reinvested. The chart is not an indicator of the future performance of the Company. Thus, it should not be used to predict the future performance of the Company's stock.

                Comparison of Cumulative Five Year Total Return

                                 [CHART HERE]

-------------------------------------------------------------------------------------------------
                                 12/30/94   12/29/95   12/29/96   12/31/97   12/31/98    12/31/99
-------------------------------------------------------------------------------------------------
Baker, Fentress & Company       $     100  $     133  $     154  $     193  $     199   $     267
-------------------------------------------------------------------------------------------------
Closed-End Funds                      100        119        133        152        158         175
-------------------------------------------------------------------------------------------------
S&P Financial Index                   100        161        209        319        418         534
-------------------------------------------------------------------------------------------------
SNL Investment Adviser Index          100        139        202        363        411         652
-------------------------------------------------------------------------------------------------
S&P 500 Index                         100        138        169        226        290         351
-------------------------------------------------------------------------------------------------

Total returns assume that dividends and capital gain distributions are reinvested.

                    PROXY SOLICITATION; VOTING; ADJOURNMENT
================================================================================
     If you properly sign your proxy and return it on time, your shares will be voted at the Annual Meeting in accordance with the directions you mark on your proxy card. If you properly sign and return your proxy, but don't mark any directions on it, your shares will be voted for the election of each of the nominated directors, for approval of the charter amendment to change the Company's name, for approval of the Amended Plan, and for the ratification of the selection of Ernst & Young LLP as independent auditors of the Company.

     You may revoke your proxy at any time before it is voted, either in person at the meeting, by written notice to the Company, or by delivery of a later dated proxy. No appraisal rights exist for any action proposed to be taken at the Annual Meeting.

     Shareholders of record at the close of business on February 28, 2000 are entitled to participate in the meeting and to cast one vote for each share held. The Company had [6,504,852] shares of common stock outstanding on the record date. There is no other class of stock outstanding. Proxy material is first being mailed to shareholders on or about March 8, 2000.

     Proxies will be solicited by mail. Directors, officers, and a small number of regular employees may solicit proxies, personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. In addition, the Company may engage Corporate Investor Communications, Inc. to render proxy solicitation services at a cost estimated at $6,000. The Company will inquire of any shareholder of record known to be a broker, dealer, bank, or other nominee as to whether other persons were the beneficial owners of shares held of record by such persons. If so, the Company will supply additional copies of solicitation materials for forwarding to beneficial owners and will make reimbursement for reasonable out-of-pocket costs. The Company will bear all costs of solicitation and related actions.

     ChaseMellon Shareholder Services, LLC, the Company's transfer agent, tabulates the proxies. Under Delaware law (under which the Company is organized) and the Company's bylaws, a majority of the shares outstanding on the record date, excluding shares held in the Company's treasury, must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business. Shares abstaining from voting or present but not voting, including broker non-votes, are counted as "present" for purposes of determining the existence of a quorum. Broker non-votes are shares held by a broker or nominee for which an executed proxy is received by the Company, but which are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     Any decision to adjourn the meeting would be made by vote of the shares present at the meeting, in person or by proxy. Proxies would be voted in favor of adjournment if there were not enough shares present at the meeting to constitute a quorum. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of an item to approve it, proxies would be voted in favor of adjournment only if the board determined that adjournment and additional solicitation was reasonable and in the best interest of shareholders, taking into account the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation.

                           PROPOSALS OF SHAREHOLDERS
================================================================================
     The Company must receive any shareholder proposal to be considered for inclusion in proxy material for the Company's annual meeting of shareholders in April 2001 at the principal executive office of the Company, One Rockefeller Plaza, 19/th/ Floor, New York, New York 10020, no later than December 8, 2000. Submission of a proposal does not guarantee inclusion of the proposal in the proxy statement or its presentation at the meeting since certain rules under the federal securities laws must be satisfied.

                             AVAILABLE INFORMATION
================================================================================
     The Company is subject to the informational requirements of the Exchange Act and files reports, proxy statements and other information with the Commission. Those reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: Chicago Regional Office, 500 West Madison Street, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549.

     Shareholders of the Company may obtain, without charge, copies of the Company's most recent annual report and semi-annual report by writing to the Company at One Rockefeller Plaza, 19th Floor, New York, New York 10020 or by calling (800) BKF-1891. Shareholders may also obtain copies of the annual, semi-annual and quarterly reports on the Company's web site at www.bakerfentress.com.


March 8, 2000

                                                                       EXHIBIT A

                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                           BAKER, FENTRESS & COMPANY


     Baker, Fentress & Company, a corporation organized and existing under the laws of the State of Delaware (the "Company"), DOES HEREBY CERTIFY:

          FIRST: That by unanimous vote of the Board of Directors of the Company, resolutions were duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of the Company, declaring such amendment to be advisable and calling for the consideration of the proposed amendment by the stockholders of the Company at the next annual meeting. The resolutions setting forth the proposed amendment are as follows:

               RESOLVED, that the Board of Directors of the Company hereby declares it advisable that the Restated Certificate of Incorporation of the Company be amended by deletion of article FIRST and the insertion of the following in lieu thereof:

               "FIRST:  The name of the corporation is BKF Capital Group, Inc."

          SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of the Company was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

          THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          FOURTH: That the effective time and date of said amendment shall be _____________, and the amendment provided for herein shall be effective as of that time and date.

                                                                       EXHIBIT A

          IN WITNESS WHEREOF, the Company has caused this certificate to be signed by John A. Levin, its Chairman, Chief Executive Officer and President, this ___ day of April 2000.

                                   BAKER, FENTRESS & COMPANY


                                   By: _____________________________________
                                       John A. Levin
                                       Chairman, Chief Executive Officer
                                       and President

                                                                       EXHIBIT B

                           BAKER, FENTRESS & COMPANY

--------------------------------------------------------------------------------

                       1998 Incentive Compensation Plan
                           (as amended and restated)

--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
1.   Purpose................................................................   1

2.   Definitions............................................................   1

3.   Administration.........................................................   3

     (a)    Authority of the Committee......................................   3

     (b)    Manner of Exercise of Committee Authority.......................   4

     (c)    Limitation of Liability.........................................   4

4.   Stock Subject to Plan..................................................   4

     (a)    Overall Number of Shares of Stock Available for Delivery........   4

     (b)    Application of Limitation to Grants of Awards...................   5

     (c)    Availability of Shares Not Delivered under Awards...............   5

5.   Eligibility; Per-Person Award Limitations..............................   5

6.   Specific Terms of Awards...............................................   5

     (a)    General.........................................................   6

     (b)    Options.........................................................   6

     (c)    Stock Appreciation Rights.......................................   7

     (d)    Restricted Stock................................................   7

     (e)    Deferred Stock..................................................   8

     (f)    Bonus Stock and Awards in Lieu of Obligations...................   9

     (g)    Dividend Equivalents............................................   9

                                                                            Page
                                                                            ----
     (h)    Annual Incentive and Performance Awards.........................  10

7.   Certain Provisions Applicable to Awards................................  10

     (a)    Stand-Alone, Additional, Tandem, and Substitute Awards..........  10

     (b)    Term of Awards..................................................  10

     (c)    Form and Timing of Payment under Awards; Deferrals..............  10

     (d)    Exemptions from Section 16(b) Liability.........................  11

     (e)    Loan Provisions.................................................  11

     (f)    General Terms Relating to Awards................................  11

8.   Performance and Annual Incentive Awards................................  12

     (a)    Performance Conditions..........................................  12

     (b)    Performance Awards Granted to Designated Covered Employees......  12

     (c)    Annual Incentive Awards Granted to Designated Covered Employees.  14

     (d)    Written Determinations..........................................  15

     (e)    Status of Section 8(b) and Section 8(c) Awards under Code
            Section 162(m)..................................................  15

9.   Change in Control......................................................  16

     (a)    Effect of "Change in Control" on Non-Performance Based Awards...  16

     (b)    Effect of "Change in Control" on Performance-Based Awards.......  17

     (c)    Definition of "Change in Control................................  17

     (d)    Definition of "Change in Control Price.\........................  18

10.  General Provisions.....................................................  18

     (a)    Compliance with Legal and Other Requirements....................  18

     (b)    Limits on Transferability; Beneficiaries........................  18

     (c)    Adjustments.....................................................  19

     (d)    Taxes...........................................................  20

                                                                            Page
                                                                            ----
     (e)    Changes to the Plan and Awards..................................  20

     (f)    Limitation on Rights Conferred under Plan.......................  21

     (g)    Unfunded Status of Awards; Creation of Trusts...................  21

     (h)    Nonexclusivity of the Plan......................................  21

     (i)    Payments in the Event of Forfeitures; Fractional Shares.........  21

     (j)    Governing Law...................................................  22

     (k)    Plan Effective Date and Shareholder Approval....................  22

     1. Purpose. The purpose of this 1998 Incentive Compensation Plan, as amended and restated (the "Plan"), is to assist Baker, Fentress & Company ("BKF") and its subsidiaries in attracting, retaining, motivating, and rewarding high-quality executives, employees, and other persons who provide services to BKF and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in BKF in order to strengthen the mutuality of interests between such persons and shareholders of BKF, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Code Section 162(m) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of BKF. Adoption of the Plan and the grant of Awards in accordance with the terms of the Plan has been determined by the Board of Directors of BKF to be in the best interests of BKF and its shareholders.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:
          (a) "Annual Incentive Award" means an Award granted to a Participant which is conditioned upon satisfaction, during a period not in excess of one year, of performance criteria established by the Committee.

          (b) "Award" means any Option, SAR, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

          (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under
     Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant's estate.

          (d) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

          (e) "Board" means BKF's Board of Directors.

          (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (g) "Committee" means a committee of two or more directors designated by the Board to administer the Plan, each of whom shall be (i) a

     "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an "outside director" as defined under Code Section 162(m), unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Code Section 162(m).

          (h) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

          (i) "Deferred Stock" means a right, granted to a Participant under
     Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

          (j) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

          (k) "Effective Date" means the date on which BKF shareholders approve the adoption of the Plan.

          (l) "Eligible Person" means each Executive Officer or director of BKF and other officers and employees of BKF or any of its subsidiaries. An employee on leave of absence may be considered as still in the employ of BKF or a subsidiary for purposes of eligibility for participation in the Plan. In addition, a person who has been offered employment by BKF or any of its subsidiaries or agreed to become a director of BKF is eligible to be granted an Award under the Plan; provided, however, that such Award shall be canceled if such person fails to commence such employment or service as a director, and no payment of value may be made in connection with such Award until such person has commenced such employment or service.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (n) "Executive Officer" means an executive officer of BKF as defined under the Exchange Act.

          (o) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be equal to the closing price per share reported on a consolidated basis on the principal stock exchange upon which Stock is traded on the date on which the value is to be determined (or the last immediately preceding date on which Stock was traded).

          (p) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Code
     Section 422 or any successor provision thereto.

          (q) "Option" means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

          (r) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (s) "Performance Award" means an Award granted to a Participant which is conditioned upon satisfaction, during a period in excess of one year but in no event more than ten years, of performance criteria established by the Committee.

          (t) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

          (u) "Restricted Stock" means Stock granted to a Participant under
     Section 6(d) hereof that is subject to certain restrictions and to a risk of forfeiture.

          (v) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (w) "Stock" means either BKF Common Stock, and such other securities as may be substituted (or resubstituted) for BKF Common Stock pursuant to
     Section 10(c) hereof.

          (x) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

     3.   Administration.

          (a) Authority of the Committee. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Other provisions of the Plan notwithstanding, the Board shall perform the functions of the Committee for purposes of interpreting or otherwise administering grants to non-employee directors.

          (b) Manner of Exercise of Committee Authority. Any action of the Committee shall be final, conclusive and binding on all persons, including BKF, its subsidiaries, Participants, Beneficiaries, transferees under
     Section 11(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of BKF or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of BKF and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

          (c) Limitation of Liability. The Committee and each member thereof shall be entitled, in good faith, to rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of BKF or a subsidiary, BKF's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of BKF or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by BKF with respect to any such action or determination; provided that nothing herein shall be construed to protect any such person from any liability to BKF or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

     4.   Stock Subject to Plan.

          (a) Overall Number of Shares of Stock Available for Delivery. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 1,300,000, plus (ii) 10% of the number of shares of Stock issued or delivered by BKF during the term of the Plan (excluding any issuance or delivery in connection with Awards, or any other compensation or benefit plan of BKF); provided, however, that the total number of shares of Stock with respect to which ISOs may be granted shall not exceed one million. Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

          (b) Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Stock to be delivered in connection with such Award or, in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates, exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

          (c) Availability of Shares Not Delivered under Awards. Shares of Stock subject to an Award under the Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or taxes relating to Awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or taxes relating to any Award, will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

     5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than one million shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f),
6(g) and 6(h).   For purposes of applying the foregoing limitation to Sections
6(b) and 6(c), any Option or SAR that is canceled shall be treated as remaining outstanding, and any amendment to an Option or SAR that reduces the exercise or grant price (other than customary anti-dilution adjustments) shall be treated as the cancellation of the original Option or SAR and the issuance of a new Option or SAR. In addition, the maximum cash Award that may be earned under the Plan pursuant to Section 6(h) in respect of any fiscal year shall be $20 million, determined on an annualized basis in the case of a Performance Award.

     6.   Specific Terms of Awards.

          (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

          (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

              (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option except as provided under Section 7(a) hereof.

              (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

              (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422, unless the Participant has first requested the change that will result in such disqualification.

          (c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

              (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.

              (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

          (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

              (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to
          Section 11(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

              (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the issuing company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

              (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the issuing company retain physical possession of the certificates, and that the Participant deliver a stock power to the issuing company, endorsed in blank, relating to the Restricted Stock.

               (iv) Dividends, Distributions and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends or distributions paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split, Stock dividend or distribution, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

          (e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

               (i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

               (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

               (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

          (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

          (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, or other Awards equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

          (h) Annual Incentive and Performance Awards. The Committee is authorized to make Annual Incentive Awards and Performance Awards payable in cash, Stock, or other Awards, on terms and conditions established by the Committee, subject to Section 8 in the event of Annual Incentive Awards or Performance Awards intended to qualify as "performance-based compensation" for purposes of Code Section 162(m).

     7.   Certain Provisions Applicable to Awards.

          (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of BKF, any subsidiary, or any business entity to be acquired by BKF or any subsidiary, or any other right of a Participant to receive payment from BKF or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of BKF or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

          (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Code Section 422).

          (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by BKF or any subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, or other Awards, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon the occurrence of one or more specified events. Installment or deferred payments may be required by the Committee to the extent necessary to qualify payments for deductibility under Code Section 162(m), or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. Any payments mandatorily deferred by the Committee to qualify such payments for deductibility under Code Section 162(m) shall include a reasonable rate of interest.

          (d) Exemptions from Section 16(b) Liability. It is the intent of BKF and its subsidiaries that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt under Rule 16b-3 (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

          (e) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to BKF and/or any subsidiary, BKF and/or any subsidiary may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option, purchase of Stock or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

          (f) General Terms Relating to Awards.   Unless the Committee provides
     otherwise at the time of grant or by amendment, an Option, SAR, grant of Restricted Stock or Deferred Stock will become exercisable or settleable, as the case may be, in three equal installments after each of the first, second and third anniversaries of the date of grant based on the Participant's continued employment with BKF or any of its subsidiaries. Unless the Committee provides otherwise at the time of grant or by amendment, an Option or SAR will have a maximum term of ten years after the date of grant and will expire 30 days after the Participant's termination of employment with BKF and its subsidiaries, except if such termination occurs by reason of the Participant's death, retirement or disability, in which case the Option or SAR will be immediately exercisable and may be exercised by the Participant or his or her Beneficiary within one year following such termination (but in no event later than the maximum term of the Option or SAR).

     8.   Performance and Annual Incentive Awards.

          (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions; provided, however, that all Performance Awards and Annual Incentive Awards shall comply with the requirements of Sections 8(b) and 8(c) hereof unless the Committee specifically determines at the time of grant that such Award is not intended to qualify as "performance-based compensation" under Code
     Section 162(m).

          (b) Performance Awards Granted to Designated Covered Employees. Unless the Committee determines that a Performance Award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

               (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

               (ii) Business Criteria. One or more of the following business criteria for BKF, on a consolidated basis, and/or for specified subsidiaries, business units, funds or partnerships of BKF or any of its subsidiaries (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) revenues; increase in revenues; the excess of all or a portion of revenues over operating expenses (excluding expenses determined by the Committee at the time performance goals are established); (3) cash flow; (4) cash flow return on investment; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) operating margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation, amortization and/or incentive compensation; pretax operating earnings; operating earnings; (9) total shareholder return;
          (10) performance of managed fund(s); (11) market share; (12) assets under management; (13) reduction in costs; (14) increase in the Fair Market Value of Stock; and (15) any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Russell 1000 Value Index, the Standard & Poor's 500 Stock Index, the Standard & Poor's Financial Index, the SNL Investment Advisor Index or a group of comparator companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

               (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code
          Section 162(m).

               (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of BKF, any subsidiary and/or any business unit of BKF and/or any of its subsidiaries in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria, provided that the amount of the Performance Award pool can be determined by an independent third party in possession of all the relevant facts.

               (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock or other Awards, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

          (c) Annual Incentive Awards Granted to Designated Covered Employees. Unless the Committee determines that an Annual Incentive Award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

               (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of BKF, any subsidiary and/or any business unit of BKF and/or any of its subsidiaries in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in
          Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria, provided that the amount of the Annual Incentive Award pool can be determined by an independent third party in possession of all the relevant facts.

               (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee.

               (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award. Settlement of Annual Incentive Awards shall be in cash, Stock or other Awards, in the discretion of the Committee.

          (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). No Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m) shall be paid until the Committee has certified in writing that the applicable performance goals have been achieved. The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

          (e) Status of Section 8(b) and Section 8(c) Awards under Code Section 162(m). It is the intent of BKF and its subsidiaries that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean any Eligible Person who receives a Performance Award or an Annual Incentive Award unless the Committee determines, at the time of grant, that such Award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m). If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9.   Change in Control.

          (a) Effect of "Change in Control" on Non-Performance Based Awards. In the event of a "Change in Control," the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under
     Section 9(b), unless otherwise provided by the Committee in the Award document:

               (i) All deferral of settlement, forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant or other express election to defer beyond a Change in Control and subject to applicable restrictions set forth in Section 10(a);

               (ii) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment or service by the Participant other than a termination for "cause" (as defined in any employment or severance agreement between the Company or a subsidiary or affiliate and the Participant then in effect or, if none, as defined by the Committee and in effect at the time of the Change in Control), subject only to applicable restrictions set forth in Section 10(a); and

               (iii) The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award.

          (b) Effect of "Change in Control" on Performance-Based Awards. In the event of a "Change in Control," with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions will be deemed to be met if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant.

          (c) Definition of "Change in Control." A "Change in Control" shall be deemed to have occurred if, after the Effective Date, there shall have occurred any of the following:

               (i) any "person" as such term is currently used in Section 13(d) of the Exchange Act, other than John A. Levin or any entity directly or indirectly controlled by him, becomes a "beneficial owner", as such term is currently used in Rule 13d-3 promulgated under that Act, of 50% or more of BKF's Voting Stock, which term means the issued and outstanding capital stock or other securities of any class or classes having general voting power, under ordinary circumstances in the absence of contingencies, to elect the directors of a corporation;

               (ii) a majority of the Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the Effective Date; provided that any individual becoming a director
                          -------------
          subsequent to such date whose election or nomination for election was supported by a majority of the directors who then comprised the Incumbent Directors shall be considered an Incumbent Director;

               (iii) all or substantially all of the assets or business of BKF are disposed of pursuant to a merger, consolidation, or other transaction (other than the asset distribution transactions contemplated in BKF's proxy statement dated July 22, 1999) unless (A) the shareholders of BKF immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned BKF's Voting Stock, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of BKF, or (B) a majority of the board of directors of the surviving corporation in such a transaction consists of Incumbent Directors or directors appointed by Levin Management Co., Inc. but excluding directors who were members of the other entity's board of directors;

               (iv) the Board adopts any plan of liquidation providing for the distribution of all or substantially all of BKF's assets; or

               (v) BKF combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of BKF immediately prior to the combination hold, directly or indirectly, 50% or less of the Voting Stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for securities of such other company).

          (d) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

     10.  General Provisions.

          (a) Compliance with Legal and Other Requirements. BKF may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock is listed or quoted, or compliance with any other obligation of BKF as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

          (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than BKF or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant to facilitate estate planning, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

          (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting BKF, any subsidiary or any business unit, or the financial statements of BKF or any subsidiary or business unit, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of BKF, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a

     Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code
     Section 162(m) and regulations thereunder.

          (d) Taxes. BKF and/or any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable BKF and/or any subsidiary and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of BKF's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a

     Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

          (f) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of BKF or a subsidiary, (ii) interfering in any way with the right of BKF or a subsidiary to terminate any Eligible Person's or Participant's employment or service at any time,
     (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of BKF unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

          (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of BKF; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet BKF's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

          (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of BKF for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

          (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the Delaware General Corporation Law, without giving effect to principles of conflicts of laws, and applicable federal law.

          (k) Plan Effective Date and Shareholder Approval. The Plan (as amended and restated) has been adopted by the Board, subject to approval by the shareholders of BKF at its 2000 annual meeting and receipt from the Securities and Exchange Commission of an order exempting BKF from the Investment Company Act of 1940. The Plan shall remain in effect for the year in which it is approved by BKF shareholders and each of the next four succeeding years unless sooner terminated by the Board in accordance with
     Section 10(e). The Plan shall be submitted for re-approval by BKF shareholders at the first meeting of shareholders held during such fifth succeeding year, and all Awards made during such fifth succeeding year shall be contingent upon such approval. If the Plan is so approved, it shall continue in effect for such year and the next four succeeding years, at which time it will again be subject to re-approval by BKF shareholders. The Plan shall continue in effect in the same manner for successive cycles of five years, subject to re-approval by BKF shareholders every five years in accordance with Regulation 1.162-27, until amended or terminated by the Board.

PROXY                                                                      PROXY

                           BAKER, FENTRESS & COMPANY
                   Proxy Solicited By The Board Of Directors
            For The Annual Meeting of Shareholders - April 18, 2000

J. Barton Goodwin, John A. Levin and Burton G. Malkiel, or any of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at the annual meeting of shareholders of BAKER, FENTRESS & COMPANY to be held at the Grand Hyatt - New York Hotel, 109 E. 42/nd/ Street (Park & Lexington), New York, New York, on Tuesday, April 18 at 9:00 a.m., local time, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.


                                                              Please indicate change of address here and mark
                                                              the box on the other side.
                                                              ___________________________________________________
All capitalized terms used in this proxy shall have the       ___________________________________________________
same meanings assigned to them in the Proxy Statement.        ___________________________________________________

                 (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .


                            YOUR VOTE IS IMPORTANT.

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY

                    USING THE ENCLOSED POSTMARKED ENVELOPE.

                        Please mark your vote as indicated in this example.  [X]

The Board of Directors recommends that you vote FOR the proposals below.

1.  To elect five directors:                             2. To amend the Company's Amended and                 FOR  AGAINST  ABSTAIN
                                                            Restated Certificate of Incorporation to change
     FOR all nominees             WITHHOLD                  the Company's name from "Baker, Fentress &         [ ]    [ ]     [ ]
         listed below             AUTHORITY                 Company" to "BKF Capital, Inc.";
      (except as marked     to vote for all nominees
        to the contrary)         listed below            3. To amend and restate the Baker, Fentress
           [  ]                      [ ]                    & Company 1998 Incentive Compensation Plan;        [ ]    [ ]     [ ]

Nominees: Anson M. Beard, Jr., David D. Grumhaus,        4. To ratify or reject the selection of Ernst & Young
Jeffrey A. Kigner, Peter J. Solomon and James S. Tisch      LLP as independent auditors for the Company; and   [ ]    [ ]     [ ]

(Instruction:  To withhold authority to vote for any     5. To transact such other business as may properly
individual nominee, write that nominee's name on the        come before the meeting.
space provided below.)

______________________________

                               Check here if you plan to attend the meeting. [ ]

                                              Check here for address change. [ ]

                                         Dated ___________________________, 2000

                                         -------------------------------------
                                         Signature(s)

                                         Please vote, sign, date and return
                                         this proxy card promptly using the
                                         enclosed envelope.


--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

                              [MAP APPEARS HERE]